Exhibit 10.9

INSTRUMENT OF ACCESSION

STOCKHOLDERS AGREEMENT

The undersigned, Stockwell Fund, L.P., as a condition precedent to becoming the owner or holder of record of (i) one hundred twenty six thousand five hundred eighty two (126,582) shares of Common Stock, par value $0.01 per share, of H-Lines Holding Corp., a Delaware corporation (the “Company”) and (ii) one million eight hundred ninety eight thousand seven hundred thirty (1,898,730) shares of Series A Redeemable Preferred Stock, par value $0.01 per share, of the Company, hereby agrees to become a “Stockholder” under, a party to, and bound by, that certain Stockholders Agreement dated as of July 7, 2004, by and among the Company and the other parties thereto, as amended, restated, amended and restated, supplemented or otherwise modified through the date hereof. This Instrument of Accession shall take effect and shall become an integral part of said Stockholders Agreement immediately upon execution and delivery to the Company of this Instrument.

IN WITNESS WHEREOF, the undersigned has caused this INSTRUMENT OF ACCESSION to be signed as of the date below written.

STOCKWELL FUND, L.P.

By:	STOCKWELL MANAGERS, LLC, its general partner

By:	/s/ Thomas L. Hufnagel
Name:	Thomas L. Hufnagel
Title:	Vice President

Address:	c/o Glencoe Capital
222 West Adams Street. Suite 1000
Chicago, IL 60606

Date:	October 15, 2004

Accepted:

H-LINES HOLDING CORP.

By:	/s/ Charles G. Raymond
Name:	Charles G. Raymond
Title:	President & CEO

Date:	October 15, 2004

INSTRUMENT OF ACCESSION

STOCKHOLDERS AGREEMENT

The undersigned, Stockwell Fund, L.P., as a condition precedent to becoming the owner or holder of record of (i) one hundred twenty six thousand five hundred eighty two (126,582) shares of Common Stock, par value $0.01 per share, of H-Lines Holding Corp., a Delaware corporation (the “Company”) and (ii) one million eight hundred ninety eight thousand seven hundred thirty (1,898,730) shares of Series A Redeemable Preferred Stock, par value $0.01 per share, of the Company, hereby agrees to become a “Stockholder” under, a party to, and bound by, that certain Stockholders Agreement dated as of July 7, 2004, by and among the Company and the other parties thereto, as amended, restated, amended and restated, supplemented or otherwise modified through the date hereof. This Instrument of Accession shall take effect and shall become an integral part of said Stockholders Agreement immediately upon execution and delivery to the Company of this Instrument.

IN WITNESS WHEREOF, the undersigned has caused this INSTRUMENT OF ACCESSION to be signed as of the date below written.

STOCKWELL FUND, L.P.

By:	STOCKWELL MANAGERS, LLC, its general partner

By:
Name:	Thomas L. Hufnagel
Title:	Vice President

Address:	c/o Glencoe Capital
222 West Adams Street. Suite 1000
Chicago. IL 60606

Date:

Accepted:

H-L1NES HOLDING CORP.

By:	/s/ Charles Raymond
Name:	Charles Raymond
Title:	President & CEO

Date:	October 15, 2004